UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

IMMUNE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ	07632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

On December 13, 2017, Immune Pharmaceuticals, Inc. (the “Company”) filed a Form 8-K (“the “Initial 8-K”) disclosing that the Audit Committee of the Company notified BDO USA, LLP ("BDO"), it’s independent registered public accounting firm, that the Company had determined to dismiss BDO effective as of December 7, 2017.

This Form 8-K/A amends Item 4.01 of the Initial Form 8-K and speaks as of December 14, 2017.

The Company provided BDO with a copy of the Initial 8-K prior to the Company’s filing of it with the Securities and Exchange Commission (the “SEC”), and at such time requested that BDO furnish it with a letter addressed to the SEC stating whether BDO agrees with the statements made by the Company in the Initial 8-K. BDO has since furnished the requested letter, which is filed herewith as Exhibit 16.1 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
16.1	Letter from BDO USA, LLP, dated December 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

By:	/s/ Elliot M. Maza
Name:	Elliot M. Maza
Title:	President and Chief Executive Officer

Date: December 14, 2017